Prudential Sector Funds, Inc.

PGIM Jennison Health Sciences Fund

(the “Fund”)

Supplement dated January 21, 2020

to the Currently Effective Summary Prospectus and Prospectus

This supplement should be read in conjunction with your Summary Prospectus and Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Fund’s Board of Directors has approved the resumption of the sale of the Fund’s shares to all eligible investors effective on or about February 24, 2020.

As of the close of business on June 29, 2012, the Fund closed to most new investors, subject to certain exceptions. On or about February 24, 2020, the Fund will be reopened to investment by new investors in Class A, C, R, Z and R6 shares of the Fund. The Fund reserves the right to reject any purchase order.

LR1286